Alpine International Real Estate Equity Fund
                          Series of Alpine Equity Trust


                        SUPPLEMENT DATED AUGUST 29, 2003
                        TO PROSPECTUS DATED MARCH 1, 2003
--------------------------------------------------------------------------------

Effective September 1, 2003, the Alpine International Real Estate Equity Fund has instituted a redemption fee. Accordingly, the prospectus is amended as reflected below.

1. The Fees and Expenses table on page 7 of the prospectus has been amended to read as follows:

FEES AND EXPENSES
--------------------------------------------------------------------------------



Shareholder Fees
(fees paid directly from your investment)

         Redemption Fee (1)                                                1.00%
         (as a percentage of amount redeemed)

(1) You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 60 calendar days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expense to the Fund of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions. Please see the Redemptions section of this prospectus on page 15 for a list of the types of accounts and conditions under which this fee will not be assessed.


2. The section titled, "How to Redeem Shares," on page 15 of the prospectus, is amended to include the following:

REDEMPTION FEES
--------------------------------------------------------------------------------

     The Alpine International Real Estate Equity Fund is designed for long-term investors willing to accept the risks associated with a long-term investment. The Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned. Short-term trading drives up the Fund's transaction costs, measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors. Additionally, redemption of short-term holdings may create missed opportunity costs for the Fund, as the Adviser is unable to take or maintain positions with certain securities employing certain strategies that require a longer period of time to achieve anticipated results.

     For these reasons, the International Real Estate Equity Fund assesses a 1.00% fee on the redemption of the Fund's shares held for less than sixty (60) days. Redemption fees will be paid to the Fund to help offset transaction costs. The Fund reserves the right to waive the redemption fee, subject to its sole discretion in instances it deems not to be disadvantageous to the Fund.

     The Fund will use the first-in, first-out (FIFO) method to determine the sixty (60) day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty (60) days, the redemption fee will be assessed. In determining the sixty (60) days, the Fund will use the anniversary date of a transaction. Thus, shares purchased on September 1, 2003, for example, will be subject to the fee if they are redeemed on or prior to October 31, 2003. If they are redeemed on or after November 1, 2003, the shares will not be subject to the redemption fee. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one-year period from the date of purchase.

     The redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Fund's Systematic Withdrawal Plan, as these transactions are typically de minimis. This fee will also not be assessed to the participants in employer-sponsored retirement plans that are held at the Fund in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans) or to accounts held under trust agreements at a trust institution held at the Fund in an omnibus account, however, the redemption fee will be assessed at the omnibus account level if the omnibus account is held at the Fund for less then one year. The redemption fee will also not be assessed to accounts of the Adviser or its affiliates used to capitalize the Fund as such accounts will be used specifically to control the volatility of shareholder subscriptions and redemption to avoid adverse effects to the Fund.


    Please retain this Supplement with your Prospectus for future reference.